             AMENDMENT NO. 8 TO AMENDED AND RESTATED LOAN AGREEMENT

          AMENDMENT AGREEMENT, dated as of January 30, 2004, to the Amended and Restated Loan Agreement, dated as of July 31, 1995 (as the same has been or may be further amended, supplemented, modified or restated in accordance with its terms, the "Loan Agreement") among REX RADIO AND TELEVISION, INC., an Ohio corporation ("Rex Radio"), KELLY & COHEN APPLIANCES, INC., an Ohio corporation ("Kelly"), STEREO TOWN, INC., a Georgia corporation ("Stereo Town"), REX KANSAS, INC., a Kansas corporation ("Rex Kansas"), REX ALABAMA, INC., an Ohio corporation ("Rex Alabama"), REXSTORES.COM, INC., an Ohio corporation ("Rex Internet" and together with Rex Radio, Kelly, Stereo Town, Rex Kansas and Rex Alabama, each a "Borrower" and collectively, the "Borrowers"), those financial institutions named as lenders on Schedule 2.01 thereto (the "Lenders") and FLEET CAPITAL CORPORATION (as successor to Fleet Bank, N.A., as successor to NatWest Bank N.A.), in its capacity as agent (the "Agent") for itself and the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

     I.   AMENDMENT TO LOAN AGREEMENT

          1. Section 1.01 of the Loan Agreement is hereby amended by adding the following defined term in the correct alphabetical order:

          "PV Synfules Letter of Credit" shall mean the Letter of Credit to be issued by Fleet Capital Corporation on or prior to January 31, 2004 in favor of PV Synfules, LLC in an original face amount not to exceed $9,000,000.

          2. Section 2.15 of the Loan Agreement is hereby amended by (a) adding the parenthetical "(excluding the undrawn amount of the PV Synfules Letter of Credit)" after "Letters of Credit" appearing in the first proviso of the first sentence thereof and (b) adding the parenthetical "(other than the PV Synfules Letter of Credit)" after "Letters of Credit" appearing in the last sentence thereof.

     II.  CONDITIONS PRECEDENT

          This Amendment Agreement shall become effective upon the execution and delivery of counterparts hereof by the Borrowers, the Parent, the other Guarantors, the Agent and the Required Lenders and the fulfillment of the following conditions:

          1. No unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

          2. All representations and warranties made by the Borrowers, the Parent and the other Guarantors in this Amendment Agreement shall be true and correct.

          3. All required corporate actions in connection with the execution and delivery of this Amendment Agreement shall have been taken, and each shall be satisfactory in





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form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action that the Agent may reasonably request, to be certified by the appropriate corporate person or governmental authorities.

     III. MISCELLANEOUS

          1. By its signature below, each of the Borrowers reaffirms and restates the representations and warranties set forth in Article VII of the Loan Agreement, and all such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date (except to the extent that they relate expressly to an earlier date). The Parent reaffirms and restates the representations and warranties set forth in Section 14 of the Parent Guaranty, and all such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date (except to the extent that they relate expressly to an earlier date). In addition, each of the Borrowers, the Parent and the other Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that:

          (a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment Agreement and the transactions contemplated hereby, and has taken or caused to be taken all necessary actions to authorize the execution, delivery and performance of this Amendment Agreement and the transactions contemplated hereby;

          (b) no consent of any other Person (including, without limitation, shareholders or creditors of the Borrowers, the Parent or any of the other Guarantors) and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment Agreement, or consummation of the transactions contemplated hereby;

          (c) this Amendment Agreement has been duly executed and delivered by or on behalf of the Borrowers, the Parent and the other Guarantors and constitutes a legal, valid and binding obligation of each of the Borrowers, the Parent and the other Guarantors enforceable in accordance with its terms, subject as to enforceability to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

          (d) the execution, delivery and performance of this Amendment Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Borrower, the Parent or any of the other Guarantors; and

          (e) as of the date hereof (after giving effect to the consummation of the transactions contemplated under this Amendment Agreement) there exists no Default or Event of Default.





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     By its signature below, each of the Borrowers, the Parent and the other
Guarantors agree that it shall constitute an Event of Default if any representation or warranty made above should be false or misleading in any material respect.

          2. Each of the Loan Agreement and the other Loan Documents is hereby ratified and confirmed in all respects and, except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement and the other Loan Documents shall remain unamended, unwaived and in effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments or consents to, or waivers of modifications of, any term or provision of the Loan Documents or any other document or instrument referred to herein or therein or of any transaction or further or future action on the part of any Borrower, the Parent or any of the other Guarantors requiring the consent of the Agent or any Lender, except to the extent specifically provided for herein.

          3. Each of the Borrowers, the Parent and the other Guarantors confirms in favor of the Agent and each Lender that it agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under the Loan Agreement or any other Loan Document and that, except as herein provided, all terms of the Loan Agreement and the other Loan Documents shall continue in full force and effect.

          4. This Amendment Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          5. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

          6. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).





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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment
Agreement as of the day and year first above written.

                                        "Borrowers"

                                        REX RADIO AND TELEVISION, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        KELLY & COHEN APPLIANCES, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        STEREO TOWN, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        REX KANSAS, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        REX ALABAMA, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        rexstores.com, Inc.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary





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                                        "Parent"

                                        REX STORES CORPORATION


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary

                                        "Guarantors"

                                        REX RADIO AND TELEVISION, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        KELLY & COHEN APPLIANCES, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        STEREO TOWN, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        REX KANSAS, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        REX ALABAMA, INC.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        rexstores.com, Inc.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary





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                                        REX STORES CORPORATION


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        AVA ACQUISITION CORP.


                                        By: /s/ EDWARD M. KRESS
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                        REX INVESTMENT, LLC


                                        By: Kelly & Cohen Appliances, Inc., its
                                            Managing Member


                                            By: /s/ EDWARD M. KRESS
                                                --------------------------------
                                                Name: Edward M. Kress
                                                Title: Secretary


                                        REX INVESTMENT I, LLC


                                        By: AVA Acquisition Corp., its
                                            Managing Member


                                            By: /s/ EDWARD M. KRESS
                                                --------------------------------
                                                Name: Edward M. Kress
                                                Title: Secretary

                                        "Lenders"


                                        FLEET CAPITAL CORPORATION, Individually


                                        By: /s/ ADAM SEIDEN
                                            ------------------------------------
                                            Name: Adam Seiden
                                            Title: VP Loan Officer


                                        BANK ONE, N.A.
                                        (successor to Bank One, Dayton, N.A.)


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:





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                                        KEY BANK NATIONAL ASSOCIATION


                                        By: /s/ R. MICHAEL DUNLAVEY
                                            ------------------------------------
                                            Name: R. Michael Dunlavey
                                            Title: Vice President


                                        NATIONAL CITY BANK (as successor by
                                        merger to National City Bank, Dayton)


                                        By: /s/ JOHN KEENAN
                                            ------------------------------------
                                            Name: John Keenan
                                            Title: Vice President


                                        THE PROVIDENT BANK


                                        By: /s/ JEROME J. BRUNSWICK
                                            ------------------------------------
                                            Name: Jerome J. Brunswick
                                            Title: Senior Vice President


                                        U.S. BANK
                                        (successor to Firstar Bank, N.A.)


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        "Agent"


                                        FLEET CAPITAL CORPORATION, As Agent


                                        By: /s/ ADAM SEIDEN
                                            ------------------------------------
                                            Name: Adam Seiden
                                            Title: VP Loan Officer